UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                   Amendment 1

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2013


                       Personality Software Systems, Inc.
             (Exact name of registrant as specified in its charter)

           NV                         333-182393               45-5136829
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)

     11730 W. Sunset Blvd., No. 119
        Los Angeles, California                                  90049
(Address of Principal Executive Offices)                       (Zip Code)

                                 (714) 274-9379
              (registrant's telephone number, including area code)

                                 Not Applicable
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                                EXPLANATORY NOTE

Amendment is being filed for an update of exhibit 16.1. No other changes have been made to the filing.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) PREVIOUS INDEPENDENT AUDITORS:

a. On January 10, 2013, the Company was informed that our registered independent public accountant, Peter Messineo, CPA, of Palm Harbor Florida ("PM") declined to stand for re-appointment. PM has merged his firm into the registered firm of Drake and Klein CPAs PA, as stated in (2) below.

b. PM's report on the financial statements for the year ended May 31, 2012, and for the period April 24, 2012 (date of inception) through May 31, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended May 31, 2012 and including its review of financial statements of the quarterly periods through September 30, 2012 there have been no disagreements with PM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PM would have caused them to make reference thereto in their report on the financial statements. Through the interim period January 10, 2013 (the date of decline to stand for re-appointment of the former accountant), there have been no disagreements with PM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PM would have caused them to make reference thereto in their report on the financial statements.

d. We have authorized PM to respond fully to the inquiries of the successor accountant

e. During the year ended May 31, 2012 and the interim period through January 10, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f. The Company provided a copy of the foregoing disclosures to PM prior to the date of the filing of this Report and requested that PM furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) NEW INDEPENDENT ACCOUNTANTS:

a. On January 10, 2013, the Company engaged Drake, Klein, Messineo, CPAs PA ("DKM") of Clearwater, Florida, as its new registered independent public accountant. During the year ended May 31, 2012 and prior to January 10, 2013 (the date of the new engagement), we did not consult with DKM regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by DKM, in either case where written or oral advice provided by DKM would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

a. None

b. Exhibits

NUMBER                             EXHIBIT
------                             -------

16.1 Letter from Peter Messineo, CPA, dated January 10, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Personality Software Systems, Inc.


Dated: January 22, 2013                 /s/ Uriel Lizama
                                        ----------------------------------------
                                        Uriel Lizama
                                        Chief Executive Officer

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